Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
May 31, 1999



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.1610%



        Excess Protection Level
          3 Month Average  6.44%
          May, 1999  7.58%
          April, 1999  5.07%
          March, 1999  6.69%


        Cash Yield                                  19.45%


        Investor Charge Offs                        4.88%


        Base Rate                                   6.99%


        Over 30 Day Delinquency                     4.89%


        Seller's Interest                           6.97%


        Total Payment Rate                          14.69%


        Total Principal Balance                     $41,914,776,221.36


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $2,922,256,702.87